EXECUTION VERSION 718465941 99551574 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 18, 2015, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”). RECITALS 1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (as amended through the date hereof, the “Agreement”). 2. Concurrently herewith, the Seller, the Servicer and the Originators are entering into that certain First Amendment to the Amended and Restated Purchase and Sale Agreement (the “Purchase and Sale Agreement Amendment”), dated as of the date hereof. 3. Concurrently herewith, the Seller, the Administrator, JPMorgan Chase Bank, N.A., Credit Suisse AG, Cayman Islands Branch, the Seller, WESCO and the Originators are entering into that certain Joinder Agreement (the “Intercreditor Joinder”), dated as of the date hereof. 4. The parties hereto desire to amend the Agreement as hereinafter set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined. 2. Amendments to the Agreement. The Agreement is hereby amended as follows: (a) The definition of “Exception Account Conditions” set forth in Exhibit I to the Agreement is replaced in its entirety with the following: “Exception Account Conditions” means (a) with respect to the Frost Bank Lock-Box Account, the Frost Bank Conditions, (b) with respect to the TD Special Account, the TD Special Account Conditions and (c) with respect to each other Exception Account, (i) the amount of Collections received in (A) such Exception Account during each calendar month does not exceed $10,000,000 and (B) all Exception Accounts, in

2 718465941 99551574 the aggregate, during each calendar month does not exceed $15,000,000, (ii) no Termination Event has occurred and is continuing and (iii) all Collections received in such Exception Account are being automatically transferred directly to a Lock-Box Account (other than an Exception Account) no later than one (1) Business Day following receipt thereof. (b) The following new defined terms are added to Exhibit I of the Agreement in appropriate alphabetical order: “TD Special Account” means that account number 8252028846 maintained at TD Bank and identified in the Lock-Box Schedule Letter Agreement. “TD Special Account Conditions” means, at any time of determination, the satisfaction of each of the following conditions: (a) after April 1, 2016, the TD Special Account is maintained in the name of the Seller, (b) after April 1, 2016, no funds other than Collections on Receivables originated by Needham Electric Supply Corporation are being remitted to the TD Special Account, (c) the amount of Collections received in the TD Special Account during each calendar month does not exceed $10,000,000 in the aggregate, (d) no Termination Event has occurred and is continuing and (e) all Collections received in the TD Special Account are being automatically transferred directly to a Lock- Box Account not subject to Exception Account Conditions no later than one (1) Business Day following receipt thereof. 3. Consents. (a) Each of the parties hereto hereby consents to the execution, delivery and performance of the Intercreditor Joinder, a copy of which is attached hereto as Exhibit A. On and after the date hereof, each reference in the Agreement to the “Intercreditor Agreement” shall be deemed to be a reference to the Intercreditor Agreement as amended by the Intercreditor Joinder. (b) Each of the parties hereto hereby consents to the execution, delivery and performance of the Purchase and Sale Agreement Amendment, a copy of which is attached hereto as Exhibit B. On and after the date hereof, each reference in the Agreement to “Sale Agreement” shall be deemed to be a reference to the Sale Agreement as amended by the Purchase and Sale Agreement Amendment. 4. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows: (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

3 718465941 99551574 (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist. 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. 6. Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Purchase and Sale Agreement Amendment (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) counterparts of the Intercreditor Joinder (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator, (D) favorable opinions, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of Jones Day, counsel for Seller and the Originators, as to certain UCC, bankruptcy and general corporate and enforceability matters (including certain conflicts matters) and (E) such other agreements, documents, instruments and opinions as the Administrator may request. 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. 8. Governing Law; Jurisdiction. 8.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). 8.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF

4 718465941 99551574 FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

S-1 First Amendment to WESCO 4th A&R RPA 718465941 99551574 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. WESCO RECEIVABLES CORP. By: /s/ Brian M. Begg Name: Brian Begg Title: Treasurer WESCO DISTRIBUTION, INC., as Servicer By: /s/ Brian M. Begg Name: Brian Begg Title: Treasurer

S-2 First Amendment to WESCO 4th A&R RPA 718465941 99551574 PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for PNC Bank, National Association By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Administrator By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President

S-3 First Amendment to WESCO 4th A&R RPA 718465941 99551574 WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President

S-4 First Amendment to WESCO 4th A&R RPA 718465941 99551574 FIFTH THIRD BANK, as a Committed Purchaser By: /s/ Andrew D. Jones Name: Andrew D. Jones Title: Director FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank By: /s/ Andrew D. Jones Name: Andrew D. Jones Title: Director

S-5 First Amendment to WESCO 4th A&R RPA 718465941 99551574 THE HUNTINGTON NATIONAL BANK, as a Committed Purchaser By: /s/ Michael Kiss Name: Michael Kiss Title: Vice President THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank By: /s/ Michael Kiss Name: Michael Kiss Title: Vice President

S-6 First Amendment to WESCO 4th A&R RPA 718465941 99551574 LIBERTY STREET FUNDING LLC, as a Conduit Purchaser By: /s/ John L. Fridlington Name: John L. Fridlington Title: Vice President THE BANK OF NOVA SCOTIA, as a Committed Purchaser By: /s/ Paula J. Czach Name: Paula J. Czach Title: Managing Director THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC By: /s/ Paula J. Czach Name: Paula J. Czach Title: Managing Director

S-7 First Amendment to WESCO 4th A&R RPA 718465941 99551574 BRANCH BANKING AND TRUST COMPANY, as a Committed Purchaser By: /s/ John K. Perez Name: John K. Perez Title: Senior Vice President BRANCH BANKING AND TRUST COMPANY, as Purchaser Agent for Branch Banking and Trust Company By: /s/ John K. Perez Name: John K. Perez Title: Senior Vice President

S-8 First Amendment to WESCO 4th A&R RPA 718465941 99551574 U.S. BANK NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ William Patton Name: William Patton Title: VP U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association By: /s/ William Patton Name: William Patton Title: VP

Exhibit A-1 718465941 99551574 EXHIBIT A Intercreditor Joinder (attached)

Exhibit B-1 718465941 99551574 EXHIBIT B Purchase and Sale Agreement Amendment (attached)